UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of report (Date of earliest event reported): April 27, 2017

WEIS MARKETS, INC.
(Exact name of registrant as specified in its charter)

Pennsylvania
(State or other jurisdiction of incorporation)

1-5039 (Commission File Number)	24-0755415 (IRS Employer Identification No.)
1000 South Second Street Sunbury, PA (Address of principal executive offices)	17801 (Zip Code)

Registrant's telephone number, including area code: (570) 286-4571

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07 Submission of Matters to a Vote of Security Holders.

     The Annual Meeting of the Shareholders of Weis Markets, Inc. was held on Thursday, April 27, 2017, at 10:00 a.m., Eastern Daylight Time, at the principal office of the Company, 1000 South Second Street, Sunbury, PA 17801. Proxies for the meeting were solicited pursuant to Section 14(a) of the Securities Exchange Act of 1934. There was no solicitation in opposition to the nominees as listed in the proxy statement. The meeting was held for the following purposes:

Management Proposal #1: Election of Directors

     All five nominees for director, as listed below, were elected. The term of the directors will be until the next Annual Meeting of Shareholders or until their respective successors have qualified. The results of the election of directors were as follows:

Director	Votes Cast For	Votes Cast Against	Votes Withheld	Abstain	Broker Non-Votes
Jonathan H. Weis	21,444,226	---	3,728,322	---	840,023
Harold G. Graber	20,939,123	---	4,233,425	---	840,023
Dennis G. Hatchell	25,029,658	---	142,890	---	840,023
Edward J. Lauth III	25,013,016	---	159,532	---	840,023
Gerrald B. Silverman	24,805,076	---	367,472	---	840,023

Management Proposal #2: Ratification of Appointment of the Independent Registered Public Accounting Firm

     The shareholders voted upon and approved the ratification of appointment of the independent registered public accounting firm for the fiscal year ending December 30, 2017. The result of the ratification of the appointment of RSM US LLP as the independent registered public accounting firm of the Company was as follows:

Votes Cast For	Votes Cast Against	Votes Withheld	Abstain	Broker Non-Votes
25,984,506	24,918	---	3,147	---

Management Proposal #3: Advisory Vote to Approve Executive Compensation

     The shareholders voted upon and approved, by an advisory vote, the executive compensation of the Company's named executive officers. The result of the advisory vote to approve the executive compensation of the Company's named executive officers was as follows:

Votes Cast For	Votes Cast Against	Votes Withheld	Abstain	Broker Non-Votes
25,076,472	85,529	---	10,544	840,026

Management Proposal #4: Advisory Vote on the Frequency of the Advisory Vote to Approve Executive Compensation

     The shareholders voted upon and recommended, by an advisory vote, to hold future advisory votes to approve executive compensation every three years. The Company will hold such a vote every three years. The result of the advisory vote on the frequency of the future advisory votes to approve the executive compensation of the Company's named executive officers was as follows:

3 Years	2 Years	1 Years	Abstain	Broker Non-Votes
19,614,399	26,521	5,515,287	16,339	840,025

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WEIS MARKETS, INC.

By: /s/Scott F. Frost
Name: Scott F. Frost
Title: Senior Vice President, Chief Financial Officer
and Treasurer
(Principal Financial Officer)

Dated: April 27, 2017